SALIENT MF TRUST (the “Trust”)

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 27, 2022

to each Fund’s Summary Prospectus (the “Summary Prospectuses”), Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated May 1, 2022

As publicly announced on May 26, 2022, Salient Partners, L.P. (“Salient”), the parent company to each Fund’s investment adviser, and Westwood Holdings Group, Inc. (“Westwood”) have entered into a definitive purchase agreement pursuant to which Westwood has agreed to acquire certain investment management related assets of Salient (the “Transaction”). In anticipation of the Transaction, the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization providing for the reorganizations (the “Proposed Reorganizations”) of the Funds into the following funds, each of which will be a newly formed series of the Ultimus Managers Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) to be managed by Westwood-affiliated registered investment advisers (collectively, the “Westwood Adviser”):

Fund	Acquiring Fund
Salient MLP & Energy Infrastructure Fund	Westwood Salient MLP & Energy Infrastructure Fund
Salient Tactical Plus Fund	Westwood Broadmark Tactical Plus Fund

It is anticipated that the Acquiring Funds and the Funds will have substantially similar investment objectives, principal investment strategies, investment policies and principal risks. Following the closing of the Proposed Reorganizations, the portfolio management teams that currently manage the Funds are anticipated to continue to manage the corresponding Acquiring Funds in the same manner as the Funds are managed today, with the same stated investment objectives. The Proposed Reorganizations are intended to be tax-free, meaning that the Funds’ shareholders would become shareholders of the Acquiring Funds upon closing of the Proposed Reorganizations without realizing any gain or loss for federal tax purposes.

The Proposed Reorganizations are subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record will receive a proxy statement/prospectus that contains important information about their Proposed Reorganization and the Acquiring Fund in which they would own shares upon closing of the Proposed Reorganization, including information about investment strategies and risks, fees and expenses. Prior to the Proposed Reorganizations, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. The Funds may stop accepting new accounts and/or investments from existing accounts a few days prior to the closing date of the Proposed Reorganizations in order to facilitate the orderly transfer of portfolio securities to the Acquiring Funds as part of the Proposed Reorganizations. If shareholders approve the Proposed Reorganizations and other closing conditions are met, the Proposed Reorganizations are anticipated to close during the fourth (4th) quarter of 2022.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds or the Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Proposed Reorganizations. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE